INCOME TAX	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 5 – INCOME TAX

The provisions for federal income tax at 34% for the year ended December 31, 2015 and from inception (December 19, 2014) to December 31, 2014 consist of the following:

	Year Ended December 31, 2015	From Inception (December 19, 2014) to December 31, 2014
Income tax expense (benefit) at statutory rate	$(248,500)	$(6,630)
Permanent differences	87,700	—
Change in valuation allowance	160,800	6,630
Income tax benefit	$—	$—

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets as of December 31, 2015 and 2014 are as follows:

	Year Ended December 31, 2015	From Inception (December 19, 2014) to December 31, 2014
Net operating loss	$167,430	$6,630
Valuation allowance	(167,430)	(6,630)
Net deferred tax asset	$—	$—

The Company has approximately $479,000 of net operating losses (“NOL”) carried forward to offset taxable income in future years which expire commencing in fiscal 2034. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the assessment, management has established a full valuation allowance against all of the deferred tax assets relating to NOLs for every period because it is more likely than not that all of the deferred tax assets will not be realized.